                                                                   Exhibit 10.14
tbg
Technologie-Beteiligungs-Gesellschaft
mbH der Deutschen Ausgleichsbank


Version 09.95

                              BETEILIGUNGSVERTRAG

      Vertrag uber die Errichtung einer stillen Gesellschaft zwischen der

         SEQUENOM Instruments GmbH, Mendelsohnstr. 15d, 22761 Hamburg

                - im folgenden:  Technologieunternehmen (TU) -

                                    und der

                   Technologie-Beteiligungs-Gesellschaft mbH

            der Deutschen Ausgleichsbank, Wielandstr. 4,53170 Bonn

                - stiller Gesellschafter, im folgenden:  tbg -



                                     (S) 1

                      Gesellschaftszweck, Gesellschafter

1. Im Rahmen des mit dem Bundesministerium fur Bildung, Wissenschaft, Forschung und Technologie (BMBF) und der Deutschen Ausgleichsbank durchgefuhrten Programms "Beteiligungskapital fur kleine
     Technologieunternehmen" unterstutzt die tbg Technologieunternehmen der gewerblichen Wirtschaft, sofern sie nicht alter als 10 Jahre sind und die EU-Definition von kleinen und mittleren Unternehmen (KMU) in den neuen BundeslBndern und Berlin (Ost) bzw. kleinen Unternehmen im ubrigen Bundesgebiet erfullen, d.h.:

-    nicht mehr als 250 (50) ArbeitskrBfte beschBftigen und

-    entweder

     - einen Jahresumsatz von nicht mehr als 40 Mio. DM (10 Mio. DM) erzielen oder

     - eine Bilanzsumme von nicht mehr als 20 Mio. DM (4 Mio. DM) erreichen, und

- sich zu hochstens 25% im Besitz eines oder mehrerer diese Definition nicht erfullenden Unternehmen befinden (Ausnahme: offentliche
     Beteiligungsgesellschaften, Risikokapitalgesellschaften und - soweit keine Kontrolle ausgeubt wird - institutionelle Anleger).

     Alle drei Voraussetzungen mussen gleichzeitig erfullt sein, d.h. ein Unternehmen wird nur als KMU betrachtet, wenn es die verlangte Eigenstandigkeit aufweist, den Vorgaben fur die BeschBftigungszahl entspricht und mindestens einen der Grenzwerte fur Jahresumsatz bzw. Bilanzsumme nicht uberschreitet.

     Die tbg ubernimmt Beteiligungen zur Finanzierung von Innovationsvorhaben im Sinne der BeteiligungsgrundsBtze der tbg, die Bestandteil dieses Vertrages sind und die das TU anerkennt und zwar:

     - fur angewandte Forschung und Entwicklung bis zu einer logischen Sekunde vor Aufnahme der kommerziellen Produktion gemaB der EU-Definition mit folgenden Abgrenzungen:

          Angewandte Forschung umfaBt Forschungs- oder Experimentarbeiten mit dem Zweck, neue Erkenntnisse zu gewinnen, um die Erreichung spezifischer, praktischer Ziele wie Kreation neuer Produkte, Produktionsverfahren oder Dienstleistungen zu erleichtern. Normalerweise laBt sich sagen, daB sie mit der Kreation eines ersten Prototyps endet. Entwicklung umfaBt Arbeiten auf der Grundlage der angewandten Forschung mit dem Ziel der Einfuhrung neuer oder wesentlich verbesserter Produkte, Produktionsverfahren oder Dienstleistungen bis hin zu - aber nicht einschlieBlich - der industriellen Anwendung und kommerziellen Nutzung. Zu dieser Stufe gehoren normalerweise Pilot- und Demonstrationsvorhaben tbg
Technologie-Beteiligungs-Gesellschaft
mbH der Deutschen Ausgleichsbank           Beteiligungsvertrag               2

--------------------------------------------------------------------------------

          sowie die weiter erforderliche Entwicklungsarbeit, die schlieBlich in einem Bundel von Informationen mundet, die die Aufnahme der Produktion gestatten.

     -    fur Investitionen zur Markteinfuhrung

2.   a)   Das im Handelsregister des Amtsgerichts Hamburg unter der Nr. B 57315 eingetragene TU betreibt gemaB Gesellschaftsvertrag in der gultigen Fassung vom 10.11.1994 ein Handelsgewerbe mit dem Zweck:

          Entwicklung, Herstellung und Vermarktung von GerBten zur Sequenzierung von DNA, Verkauf von Sequenzinformation und Entwicklung von medizinischen Diagnostika und Therapeutika

     b) Das TU befaBt sich im Rahmen dieses Gesellschaftszwecks mit der Entwicklung einer Technologie zur Diagnose von genetischen Defekten.
          -------------------------------------------------------------------

3. Die tbg ubernimmt an dem TU eine Beteiligung in der Rechtsform der stillen Gesellschaft, um das in Abs. 2b beschriebene Vorhaben zu fordern.


                                     (S) 2

                                    Einlage

1. AusschlieBlich zur Forderung des in (S) 1 Abs. 2b beschriebenen Innovationsvorhabens und auf der Grundlage der Angaben des TU im Beteiligungsantrag vom 30.06.1995 ubernimmt die tbg eine Einlage in Hohe von DM 3.000.000,-- wenn das TU die folgenden Beteiligungsvereinbarungen nachweist:

     Beteiligung in Hohe von DM 3.000.000,- mit der SEQUENOM Inc., Boston, c/o
                             ------------
     TVM Techno Venture Management L.P., 101 Arch Street, Boston MA 02110, USA (im folgenden, den: BG) und der BG mit der tbg eine
     Kooperationsvereinbarung abgeschlossen hat.

     Der BG wird sich bei der Betreuung des Engagements beim JTU von der TVM Techno Venture Management, Gesellschaft mbH & Co. KG, LeopoldstraBe 28 A, 80802 Munchen als Betreuungsgesellschaft beraten lassen.

2. Die Einlage der tbg ist zur Mitfinanzierung der germaB aufgefuhrten vorhabensbezogenen Planung zu verwenden. Die Anlage gilt als Bestandteil dieses Beteiligungsvertrages.

     Sofern sich die Kosten des Vorhabens gegenuber den vorstehenden Angaben ermaBigen oder nachtrBglich weitere offentliche Mittel eingeworben werden, ist die tbg zur entsprechenden Kurzung ihrer Einlage in einem der Reduzierung des Investitionsvolumens entsprechenden VerhBltnis berechtigt. Der Kurzungsbetrag ist umgehend an die tbg zuruckzuuberweisen.

3. Das TU kann die Einlage nach Beginn der Gesellschaft (vgl. (S) 4 Abs. 1) abrufen, soweit ihre unverzugliche bestimmungsgemaBe Verwendung, ein anteiliger Mitteleinsatz mit den anderen in Abs. 2 der vorgesehenen Finanzierungsmitteln und die Gesamtfinanzierung des Innovationsvorhabens gewBhrleistet sind. Dem Abruf ist eine BestBtigung der Abrufvoraussetzungen durch den BG beizufugen.

4.   Wenn die Einlage nicht zumindest teilweise bis spBtestens zum 30.06.1996
                                                                   ----------
     abgerufen wird, ist dieser Vertrag beendet.

5. Beim ersten Teilabruf ist die tbg berechtigt, eine Bearbeitungsgebuhr i.H.v. 1% der gesamten in diesem Vertrag vereinbarten Einlage einzubehalten.

6. Die Einlage der tbg ist vom TU auf einem gesonderten Einlagenkonto zu fuhren. Entnahmen der tbg von diesem Konto sind ausgeschlossen.

tbg
Technologie-Beteiligungs-Gesellschaft
mbH der Deutschen Ausgleichsbank           Beteiligungsvertrag               3

--------------------------------------------------------------------------------

                                     (S) 3

                              Verwendungsnachweis

Das TU hat die bestimmungsgemaBe Verwendung der Einlagemittel innerhalb von 3 Monaten nach Ablauf des in der Anlage zu diesem Vertrag angegebenen Vorhabenszeitraums, vorbehaltlich einer VerlBngerung dieser Frist durch die tgb, auf dem diesem Vertrag ebenfalls als Anlage beigefugten Vordruck zu bestBtigen. Der Verwendungsnachweis ist der tgb uber den BG vorzulegen. Die bestimmungsgemaBe Verwendung ist dem BG und der tbg auf Anforderung zu belegen.


                                     (S) 4

                       Beginn und Dauer der Gesellschaft

1. Die stille Gesellschaft beginnt, sobald dieser Vertrag durch beide Parteien unterzeichnet ist.

2.   Die stille Gesellschaft ist bis zum 31.12.2005 befristet.

3. Mit Beendigung des GesellschaftsverhBltnisses sind die Einlage der tbg und nicht ausgezahlte Gewinnanteile zur Zahlung an die tbg fBllig.

4. Soweit die vom BG gewBhrten Mittel vor dem 31.12.2005 zuruckgezahlt werden, so ist die Einlage der tbg zum gleichen Zeitpunkt und im gleichen Umfang zur Ruckzahlung fBllig.

                                     (S) 5

                               GeschBftsfuhrung

1. Die tbg ist an der GeschBftsfuhrung des TU nicht beteiligt, soweit nachstehend nichts anderes bestimmt ist.

2.   Das TU bedarf der Zustimmung der tbg bei

     a) jeder Anderung des Gesellschaftsvertrages, insbesondere einer Anderung des Gegenstandes des Unternehmens, der Aufnahme neuer Gesellschafter oder der Vereinbarung neuer Beteiligungen;

     b)   der Bestellung und Abberufung von GeschBftsfuhrern des TU;

     c) AbschluB, Anderung und Beendigung von VertrBgen uber die Vergabe oder den Erwerb von Lizenzen, Patenten, Gebrauchsmustern,
          Geschmacksmustern, Warenzeichen oder Know How, soweit sie das mit der Beteiligung der tbg geforderte Innovationsvorhaben betreffen;

     d)   AbschluB, Anderung und Beendigung wesentlicher VertriebsvertrBge;

     e) teilweiser oder ganzer Betriebsverlegung, -verpachtung oder - verBuBerung:

     f)   AbschluB und Beendigung von Beherrschungs- und
          ErgebnisabfuhrungsvertrBgen;

3.   Zustimmungen nach (S) 5 Abs. 2b sind unmittelbar bei der tbg einzuholen.

     Sofern die tbg nicht innerhalb eines Zeitraums vom 14 Tagen nach Erhalt der Mitteilung uber die zustimmungsbedurftigen MaBnahmen die Verweigerung der Zustimmung schriftlich erklBrt, gilt die Zustimmung als erteilt.

tbg
Technologie-Beteiligungs-Gesellschaft
mbH der Deutschen Ausgleichsbank           Beteiligungsvertrag               4

--------------------------------------------------------------------------------

                                     (S) 6

                       Informations- und Kontrollrechte

1. Das TU hat der tbg halbjBhrlich, jeweils bis zum 31.3. und 30.09. eines Jahres uber die wirtschaftliche Lage des TU und uber den Stand des in (S) 1 Abs. 2b beschriebenen Innovationsvorhabens zu berichten, solange die tbg auf diese Berichte nicht verzichtet, weil der BG die Kontrolle des TU zugleich fur die tbg wahrnimmt. ZusBtzlich erhBlt die tbg von dem TU monatlich einen Kurzstatus gemaB beigefugter Anlage.

2. UnabhBngig davon, ob der BG die Kontrolle des TU zugleich fur die tbg ausubt, hat das TU die tbg uber alle MaBnahmen, die uber den Rahmen des ublichen GeschBftsbetriebes hinausgehen, rechtzeitig unmittelbar zu informieren. Uber den Rahmen des ublichen GeschBftsbetriebes gehen neben den zu (S) 5 Abs. 2 genannten MaBnahmen insbesondere hinaus:

     a)   Teilweise oder ganze Betriebsstillegung;

     b) Aufgabe oder wesentliche Anderung des in (S) 1 Abs. 2 b beschriebenen Innovationsvorhabens;

     c) Jede Ubernahme von Verpflichtungen, auch fur Investitionen, die den Betrag von DM 150.000,-- oder, sofern sie sich aus Leasing-, Miet-oder PachtvertrBgen ergeben, den Betrag von DM 50.000,-- monatlich ubersteigen und nicht im vorliegenden GeschBftsplan enthalten sind.

3. Daruber hinaus stehen der tbg die Kontrollrechte gemaB (S) 716 BGB zu. Dies gilt auch nach der Beendigung der Gesellschaft in dem zu Uberprufung des Auseinandersetzungsguthabens erforderlichen Umfang.

     Die tbg ist ferner berechtigt, jederzeit alle auf das in (S) 1 Abs. 2b beschriebene Innovationsvorhaben bezogenen Unterlagen des TU einzusehen. Die tbg kann sich bei der Wahrnehmung ihrer Kontrollrechte Dritter bedienen.

4. Das TU rBumt dem BMBF und einen von ihm Beauftragten Vorlage-, Auskunfts-und Prufungsrechte im gleichen Umfang wie der tbg ein. Das TU erklBrt sich damit einverstanden, daB die tbg die uber sein Unternehmen und das geforderte Innovationsvorhaben erlangten Daten zur wissenschaftlichen Auswertung des in (S) 1 Abs. 1 dieses Vertrages genannten Programms an das BMBF oder ein von ihm beauftragtes Institut weiterleitet. Es erklBrt sich daruber hinaus bereit, auch dem BMBF und einem von ihm beauftragten Institut unmittelbar die zur wissenschaftlichen Auswertung des Programms erforderlichen Auskunfte, gegebenenfalls auch nach Beendigung der stillen Gesellschaft, zu erteilen. Das BMBF ist berechtigt, die ihm bekanntegegebenen Daten an die EU-Kommission zur Wahrnehmung von Aufsichts-und Kontrollbefugnissen weiterzugeben. Bei der Ausarbeitung und ggf. bei der Veroffentlichung von Daten uber das Programm wird sichergestellt, daB dem TU kein Schaden entsteht.

5. Dem Bundesrechnungshof steht gegenuber dem TU ein Prufungsrecht nach (S) 91 BHO zu. Das TU wird dem Bundesrechnungshof und der tbg zu Prufzwecken alle Unterlagen zur Verfugung stellen, die der Bundesrechnungshof fur erforderlich hBlt und entsprechende Auskunfte erteilen.

                                     (S) 7

                                    Beirat

Die tbg kann jederzeit die Bildung eines Beirates verlangen.
An diesem Beirat ist die tbg unter angemessener Berucksichtigung der Hohe ihrer Einlage zu beteiligen.
Der Beirat berBt das TU in wirtschaftlicher und technischer Hinsicht, insbesondere hinsichtlich des in (S) 1 Abs. 2b beschriebenen Vorhabens. Er hat die gleichen Informations- und Kontrollrechte, wie sie der tbg nach diesem Vertrag zustehen.

tbg
Technologie-Beteiligungs-Gesellschaft
mbH der Deutschen Ausgleichsbank           Beteiligungsvertrag               5

--------------------------------------------------------------------------------


                                     (S) 8

                         GeschBftsjahr, JahresabschluB

1. Das GeschBftsjahr der stillen Gesellschaft entspricht dem des TU. Das GeschBftsjahr des TU endet jeweils am 31.Dezember.

2. Das TU hat seinen JahresabschluB (Bilanz, Gewinn- und Verlustrechnung, Anhang) unter Beachtung der (S)(S)238 - 289 HGB innerhalb von sechs Monaten nach Ablauf des GeschBftsjahres zu erstellen und der tbg in original unterschriebener Ausfertigung und mit dem Testat eines Wirtschaftsprufers oder vereidigten Buchprufers zu ubermitteln.

3. Der JahresabschluB hat, soweit handelsrechtlich zulBssig, den einkommensteuerrechtlichen Gewinnermittlungsvorschriften zu entsprechen.

                                     (S) 9

                        Gewinn- und Verlustbeteiligung

1. Die tbg erhBlt auf ihre geleistete Einlage eine vom Jahresergebnis des TU unabhBngige Mindestvergutung in Hohe von 6% p.a. Diese ist halbjBhrlich im nachhinein zum 31.3. und 30.09. eines jeden Jahres erstmals jedoch am 30.06.1997, fBllig.

2. Von den ab Abruf der Einlage an erwirtschafteten Jahresuberschussen, erstmals fur das GeschBftsjahr 1997, erhBlt die tbg - sofern sie DM 100.000,--ubersteigen - im ubrigen 9% p.a., hochstens aber 6% p.a. der tatsBchlich erbrachten Einlage.

     Fur einen Zeitraum, in dem die tbg mehr als eine Beteiligung an dem TU hBlt, erhBlt sie jedoch neben den jeweiligen Mindestvergutungen von den erwirtschafteten Jahresuberschussen nur insgesamt 9% p.a. fur alle Beteiligungen., hochstens aber 7% p.a. der Summe der tatsBchlich erbrachten Einlagen.

     Diese Gewinnbeteiligung ist zahlbar innerhalb 2 Wochen nach Feststellung des Jahresabschlusses ((S) 8 Abs. 2).

3. Fur die Berechnung nach Abs. 2 maBgeblich ist der JahresuberschuB, der in dem nach (S) 8 Abs. 3 aufgestellten JahresabschluB vor Berucksichtigung der Gewinnbeteiligung der tbg gemaB vorstehender Ziffer 2 ausgewiesen wird.

     a)   Dem JahresuberschuB sind hinzuzusetzen

          - gezahlte Ertragsteuern, soweit sie den ausgewiesenen JahresuberschuB gemindert haben;

          - Zinsen, die den Gesellschaftern des TU, sofern diese Personengesellschaft ist, belastet worden sind, ohne in den JahresuberschuB der Mitunternehmerschaft eingeflossen zu sein;

          - auBerordentliche Aufwendungen, soweit sie aus GeschBftsvorfBllen herruhren, die vor Beginn der stillen Gesellschaft erfolgt sind;

          - Verluste aus VerBuBerung oder Zerstorung von Wirtschaftsgutern des Anlagevermogens, soweit letztere im Zeitpunkt des Beginns der Gesellschaft bereits vorhanden waren.

     b)   Vom JahresuberschuB sind abzusetzen

          - BetrBge aus der Auflosung steuerfreier Rucklagen, die vor Beginn der stillen Beteiligung gebildet wurden;

tbg
Technologie-Beteiligungs-Gesellschaft     Beteiligungsvertrag
mbH der Deutschen Ausgleichsbank
--------------------------------------------------------------------------------

          - Tatigkeitsvergutungen oder Zinsen, die den Gesellschaftern des TU, sofern dieses Personengesellschaft ist, gutgeschrieben worden sind, ohne den ausgewiesenen JahresuberschuB der
               Mitunternehmerschaft gemindert zu haben;

          - auBerordentliche Ertrage, soweit sie auf Geschaftsvorfallen beruhen, die vor Beginn der stillen Gesellschaft erfolgt sind;

          - Ertrage aus der VerauBerung von Wirtschaftsgutern des Anlagevermogens, soweit letztere im Zeitpunkt des Beginns der Gesellschaft bereits vorhanden waren.

     c) Im Jahr des Abrufs der Beteiligung gilt der JahresuberschuB fur die Berechnung der Gewinnbeteiligung nach Abs. 2 als gleichmaBig auf das Jahr verteilt angefallen.

4. Die tbg ist berechtigt, zum Ende der Beteiligungszeit eine einmalige Vergutung von 30% des Beteiligungsbetrages zuzuglich 6% des
     Beteiligungsbetrages fur jedes Jahr nach Ablauf des funften vollen Beteiligungsjahres zu verlangen. Von der zu zahlenden Endvergutung werden die gemaB (S) 9 Abs. 2 jahrlich entrichteten Gewinnbeteiligungen in Abzug gebracht.

     Die tbg wird von diesem Recht nur Gebrauch machen, wenn dies nach ihrer Ansicht aufgrund der gesamten wirtschaftlichen Verhaltnisse des TU, insbesondere aufgrund seiner in den letzten drei Jahren vor Beendigung der Beteiligung erzielten Gewinne oder der wahrend der Beteiligungszeit gebildeten stillen Reserven gerechtfertigt erscheint.

5.   An Verlusten des TU nimmt die tbg nicht teil.

                                     (S) 10

                                    Steuern

Das TU wird fur die Abfuhrung der gesetzlich vorgeschriebenen Kapitalertragssteuer zuzuglich Solidaritatszuschlag hinsichtlich der Vergutung fur die stille Einlage sorgen und von den jeweiligen Zahlungen an die tbg die Kapitalertragssteuer und den Solidaritatszuschlag einbehalten und direkt an das zustandige Finanzamt abfuhren. Nach Abfuhrung wird das TU der tbg jeweils Bescheinigungen im Sinne von (S) 45a Abs. 2 EStG auf den von der tbg zur Verfugung gestellten Vordrucken erteilen.

                                     (S) 11

                       Auflosung der stillen Gesellschaft

1. Im Falle der Auflosung des TU wird die stille Gesellschaft aufgelost. Die stille Beteiligung ist in diesem Fall zuruckzuzahlen.

2.   (S) 9 Abs. 4 findet auch in diesem Fall Anwendung.

tbg
Technologie-Beteiligungs-Gesellschaft     Beteiligungsvertrag
mbH der Deutschen Ausgleichsbank
--------------------------------------------------------------------------------

                                     (S) 12

                                   Kundigung

1. Das TU ist berechtigt, die Beteiligung der tbg unter Einhalten einer Kundigungsfrist von 3 Monaten um 30.6 oder 31.12, eines jeden Jahres ganz oder teilweise abzulosen. Erfolgt diese Ablosung bis zum Ende des funften vollen Beteiligungsjahres, so ist die Einlage der tbg mit einem Aufgeld in Hohe von 30% zuruckzuzahlen. Ab Beginn des sechsten Beteiligungsjahres gilt die Regelung in (S) 9 Abs. 4. Die tbg kann auf die Zahlung des Aufgeldes verzichten, wenn die Kundigung wegen der Aufgabe des geforderten Innovationsvorhabens erfolgte.

2. Die stille Gesellschaft kann daruber hinaus von jedem ihrer Gesellschafter bei Vorliegen eines wichtigen Grundes durch schriftliche Erklarung fristlos gekundigt werden. Soweit die Einlage noch nicht oder nicht voll geleistet ist, wird die tbg mit der Kundigungserklarung von ihrer
     Einlageverpflichtung frei.

     Die tbg ist zur Kundigung aus wichtigem Grund insbesondere berechtigt, wenn

     a)   das TU im Beteiligungsantrag falsche Angaben gemacht hat;

     b) sich herausstellt, daB die Voraussetzungen fur die Gewahrung der Beteiligung nicht vorlagen oder die Voraussetzungen fur die Belassung der Beteiligung entfallen sind, insbesondere das in (S) 1 Abs. 2b beschriebene Innovationsvorhaben sich als nicht durchsetzungsfahig erweist oder vom TU aufgegeben oder wesentlich abgeandert wird. Sofern sich das in (S) 1 Abs. 2 beschriebene Innovationsvorhaben als technisch nicht machbar oder wirschaftlich nicht durchsetzbar erweist, kann die tbg ganz oder teilweise auf die Ruchzahlung der Beteiligung verzichten, wenn dem TU dadurch das weitere Bestehen ermoglicht wird;

     c) das TU den Verwendungsnachweis gemaB (S) 3 trotz Mahnung nicht spatestens drei Monate nach Falligkeit vorlegt;

     d) vom TU angenommene Wechsel zu Protest gehen, das TU seine Zahlungen einstellt, Konkursantrag gestellt oder Eroffnung des gerichtlichen Vergleichsverfahrens beantragt wird oder in sonstiger Weise Zahlungsunfahighkeit festgestellt wird;

     e) der oder die bei AbschluB des Vertrages uber die stille Gesellschaft beim TU leitend tatigen Know-How-Trager nicht mehr hauptberuflich in der Unternehmensleitung des TU tatig ist oder sind;

     f) eine der in Abs. (S) 5 Abs. 2 aufgezahlten MaBnahmen ohne vorherige Zusstimmung der tbg durchgefuhrt worden ist und diese MaBnahmen den Bestand des Unternehmens oder die Durchfuhrung des geforderten Innovationsvorhabens gefahrden.

                                     (S) 13

                               Fallige Leistungen

Fallige Leistungen sind nach Eintritt des Verzuges bis zum Eingang bei der tbg mit 4% p.a. zu verzinsen.

                                     (S) 14

                            Allgemeine Bestimmungen

1. Anderungen und Erganzungen dieses Vertrages bedurfen der Schriftform. Mundiche Nebenabreden zu diesem Vertrag bestehen nicht.

2. Sollte eine Bestimmung dieses Vertrages rechtsunwirksam sein, so bleiben die ubrigen Bestimmungen davon unberuhrt. Das TU und die tbg sind verpflichtet, unwirksame Vertragsbestimmungen durch Regelungen zu tbg
Technologie-Beteiligungs-Gesellschaft     Beteiligungsvertrag
mbH der Deutschen Ausgleichsbank
--------------------------------------------------------------------------------

     ersetzen, die rechtswirksam sind und dem Sinn und Zweck der rechtsunwirksamen Bestimmungen moglichst weitgehend entsprechen.

3. Fur alle Rechtstreitgkeiten, die sich aus diesem Vertrag oder seiner Durchfuhrung ergeben, ist Bonn als Gerichtsstand vereinbart.

Bonn, den 14.12.1995               Hamburg, den

Technologie-Beteiligungs-          SEQUENOM


Gesellschaft mbH der               Instruments GmbH
Deutschen Ausgleichsbank
                                   /s/ Helmut Schuhsler

/s/ illegible
tbg
Technologie-Beteiligungs-Gesellschaft     Beteiligungsvertrag
mbH der Deutschen Ausgleichsbank
--------------------------------------------------------------------------------

Anlage I


                           Vorhabensbezogene Planung

Planzeitraum:  November 1995 bis November 1997

----------------------------------------------------------------------------------------------
Vorhabensspezifische Aufwendungen
----------------------------------------------------------------------------------------------
                                                                Betrag in DM (ohne MwSt.)
----------------------------------------------------------------------------------------------
I.   Fur angewandte Forschung und Entwicklung
----------------------------------------------------------------------------------------------
1.   Im Sachanlagevermogen bilanzierte Investitionen
----------------------------------------------------------------------------------------------
1.1  Laborgerate und -anlagen                                                        2.650.000
----------------------------------------------------------------------------------------------
1.2  Maschinen und Anlagen zur Prototypenherstellung                                 2.550.000
----------------------------------------------------------------------------------------------
1.3  Sonstiges
----------------------------------------------------------------------------------------------
2.   Nicht-investive FuE-Aufwendungen
----------------------------------------------------------------------------------------------
2.1  Personal
----------------------------------------------------------------------------------------------
2.2  Material
----------------------------------------------------------------------------------------------
2.3  Fremdleistungen (Auftragsvergabe/Beratung)                                      1.100.000
----------------------------------------------------------------------------------------------
2.4  Patente und Zulassungen                                                           350.000
----------------------------------------------------------------------------------------------
2.5  Reisekosten
----------------------------------------------------------------------------------------------
2.6  Sonstiges
----------------------------------------------------------------------------------------------
II.  Fur Investitionen zur Markteinfuhrung
----------------------------------------------------------------------------------------------
Summe                                                                                6.650.000
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Vorhabensspezifische Finanzierung
----------------------------------------------------------------------------------------------
                                                                Betrag in DM (ohne MwSt.)
----------------------------------------------------------------------------------------------
1.   Eigenmittel
----------------------------------------------------------------------------------------------
1.1  ...
----------------------------------------------------------------------------------------------
1.2  ...
----------------------------------------------------------------------------------------------
2.   Beteiligungskapital
----------------------------------------------------------------------------------------------
2.1  der tbg                                                                         3.000.000
----------------------------------------------------------------------------------------------
2.2  des Leadinvestors                                                               3.000.000
----------------------------------------------------------------------------------------------
2.3  sonstiger Beteiligter
----------------------------------------------------------------------------------------------
3.   Offentliche Mittel
----------------------------------------------------------------------------------------------
3.1  Zuschusse, Zuwendungen, Zulagen (Stadt Hamburg)                                   650.000
----------------------------------------------------------------------------------------------
3.2  Sonstige
----------------------------------------------------------------------------------------------
4.   Fremdmittel
----------------------------------------------------------------------------------------------
4.1  der Bank
----------------------------------------------------------------------------------------------
4.2  Sonstige
----------------------------------------------------------------------------------------------
Summe                                                                                6.650.000
----------------------------------------------------------------------------------------------